Exhibit 21.1
SEACOR HOLDINGS INC.
MAJORITY OWNED SUBSIDIARIES
AS OF DECEMBER 31, 2020

Jurisdiction of Incorporation/Formation
Arawak Line (T&C) Ltd.	Turks & Caicos
Caribship LLC	Delaware
Central Gulf Lines, LLC	Delaware
CLEANCOR Energy Solutions LLC	Delaware
CLEANCOR Holdings LLC	Delaware
CLEANCOR LNG LLC	Delaware
CLEANCOR Power Solutions LLC	Marshall Islands
CLEANCOR Pressure Vessels LLC	Delaware
CLEANCOR SOLUCIONES ENERGETICAS LLC	Puerto Rico
C-Terms Partners d/b/a C-Term Partners	Florida
Eco-Tankers Crew Management LLC	Delaware
F2 SEA Inc.	Delaware
Gateway Terminals LLC	Delaware
Graham Offshore Tugs LLC	Delaware
Illinois Corn Processing Holdings Inc.	Delaware
KS Maritime Holdings LLC	Marshall Islands
KS Maritime Holdings (US) LLC	Delaware
LCI Shipholdings Inc.	Marshall Islands
Lightship Tankers I LLC	Delaware
Lightship Tankers II LLC	Delaware
Lightship Tankers III LLC	Delaware
Lightship Tankers IV LLC	Delaware
Lightship Tankers V LLC	Delaware
McCall Boat Rentals Ocean Barges LLC	Delaware
Mesa LNG Partners LLC	Delaware
Naviera Central S.A.	Colombia
Navigate Communications Pte. Ltd.	Singapore
Navigate Response (Asia) Pte. Ltd.	Singapore
Navigate PR Limited	England and Wales
Navigate Response Limited	Englad and Wales
O'Brien's Response Management, L.L.C.	Delaware
ORM Holdings II LLC	Delaware
ORM Holdings Inc.	Delaware
Pantagro-Pantanal Produtos Agropecuarios Ltda.	Brazil
Phoenix Crew Management LLC	Delaware
Port Dania Holdings I LLC	Delaware
Port Dania Holdings II LLC	Delaware
Rehab Al-Bahar for General Services, General Transport and General Trading LLC	Iraq
SCF AMH Boats LLC	Delaware
SCF Barge Line LLC	Delaware
SCF Barge Line Leasing LLC	Delaware
SCF Colombia (MI) I LLC	Cayman Islands
SCF Colombia (MI) II LLC	Cayman Islands
SCF Colombia (MI) III LLC	Cayman Islands
SCF Colombia (MI) IV LLC	Cayman Islands
SCF Colombia (MI) LLC	Cayman Islands
SCF Colombia (US) LLC	Delaware

Jurisdiction of Incorporation/Formation
SCF Fleeting LLC	Delaware
SCF International LLC	Marshall Islands
SCF/JAR Investments LLC	Delaware
SCF Lewis and Clark Fleeting LLC	Delaware
SCF Lewis and Clark Terminals LLC d/b/a Bulk Service Granite City d/b/a Bulk Service Tyler Street d/b/a Mid Coast Terminal	Delaware
SCF Marine Inc.	Delaware
SCF Real Estate LLC	Delaware
SCF Riverport LLC	Delaware
SCF Services LLC	Delaware
SCF Shipyards LLC	Delaware
SCF Specialty Barges LLC	Delaware
SCF Terminals LLC	Delaware
SCF Towboat III, L.P.	Delaware
SCF Waxler Marine LLC d/b/a Waxler Transportation Company d/b/a SCF Liquids d/b/a SCF Towing	Delaware
Seabulk Challenge LLC	Delaware
Seabulk Energy Transport LLC	Delaware
Seabulk Fleet Management LLC	Delaware
Seabulk Island Transport, Inc.	Marshall Islands
Seabulk Logistics Services LLC	Delaware
Seabulk Marine Services, Inc.	Florida
Seabulk Petroleum Transport LLC	Delaware
Seabulk Tankers, Inc.	Delaware
Seabulk Towing Holdings Inc.	Delaware
Seabulk Towing Services, Inc. d/b/a Seabulk Towing	Florida
Seabulk Towing, Inc.
d/b/a Port Canaveral Towing
d/b/a Port Everglades Towing
d/b/a Seabulk Logistics Services
d/b/a Seabulk Towing of Port Canaveral
d/b/a Seabulk Towing of Port Everglades
d/b/a Seabulk Towing of Tampa
d/b/a Tampa Bay Towing
d/b/a Mobile Bay Towing	Delaware
SEACAP AW LLC	Marshall Islands
SEACAP Leasing Associates III LLC	Delaware
SEACAP Leasing Associates XI LLC	Delaware
SEACOR AMH LLC d/b/a SCF AMH	Delaware
SEACOR Asset Management LLC	Delaware
SEACOR Capital (Asia) Limited	Hong Kong
SEACOR Capital Corporation	Delaware
SEACOR Colombia Fluvial (MI) LLC	Cayman Islands
SEACOR Commodity Trading LLC	Delaware
SEACOR Commodity Trading S.R.L.	Argentina
SEACOR Container Lines LLC	Delaware
SEACOR Environmental Services Inc.	Delaware
SEACOR Gas Transport Corporation	Marshall Islands
SEACOR Inland River Transport Inc.	Delaware
SEACOR Island Lines LLC	Delaware

Jurisdiction of Incorporation/Formation
SEACOR Management Services Inc.	Delaware
SEACOR Meridian Inc.	Delaware
SEACOR Ocean Investments LLC	Delaware
SEACOR Ocean Transport Inc.	Delaware
SEACOR Offshore Ocean Barges LLC	Delaware
SEACOR Payroll Management LLC	Delaware
SEACOR Response Inc.	Delaware
SEACOR Sugar LLC	Delaware
SEACOR Tankers Holdings Inc.	Delaware
SEACOR Tankers Inc.	Delaware
SEACOR Tankers II LLC	Delaware
SEACOR Vision Ocean Barges LLC	Delaware
SEACOR Worldwide Ocean Barges LLC	Delaware
SEA-Vista I LLC	Delaware
SEA-Vista II LLC	Delaware
SEA-Vista III LLC	Delaware
SEA-Vista ATB I LLC	Delaware
SEA-Vista Newbuild I LLC	Delaware
SEA-Vista Newbuild II LLC	Delaware
SEA-Vista Newbuild III LLC	Delaware
SIL Holdings LLC	Delaware
SIL Payroll Management LLC	Marshall Islands
SIT Payroll Management LLC	Marshall Islands
Soylutions LLC	Illinois
Strategic Crisis Advisors LLC	Georgia
Trailer Bridge Holdings LLC	Delaware
United Ocean Services Inc.	Delaware
V&A Commodity Traders LLC	Delaware
VA&E Commodity Investment Limited	United Kingdom
Waterman Logistics, Inc.	Delaware
Waterman Steamship Corporation	New York
Waterman Transport, Inc.	Delaware
WCRY LLC	Illinois
Weber Marine, L.L.C.	Louisiana
Weston Barge Line, Inc.	Delaware
Witt Associates do Brasil Consultoria Ltda.	Brazil
Witt O'Brien's Insurance Services, LLC	New Jersey
Witt O'Brien's, LLC	Delaware
Witt O'Brien's Payroll Management LLC	Delaware
Witt O'Brien's PR LLC	Puerto Rico
Witt O'Brien's USVI, LLC	U.S. Virgin Islands

SEACOR HOLDINGS INC.
50% OR LESS OWNED SUBSIDIARIES
AS OF DECEMBER 31, 2020

Jurisdiction of Incorporation/Formation
Asian Sky Group Limited	Hong Kong
Avion Pacific Limited	Hong Kong
Bunge-SCF Grain, LLC	Delaware
Eagle Fabrication, LLC	Illinois
Golfo de Mexico Rail Ferry Holdings LLC	Delaware
GTI AW I	Republic of Mauritius
Kotug Seabulk Maritime LLC	Marshall Islands
Magsaysay-Seacor Inc.	Philippines
Mandarin Containers Limited	British Virgin Islands
Midas Medici Group Holdings, Inc.	Delaware
O'Brien's do Brasil Consultoria em Emergencias e Meio Ambiente S/A	Brazil
Rail Ferry Vessel Holdings LLC	Marshall Islands
SCF Bunge Marine LLC	Delaware
SCFCo Holdings LLC	Marshall Islands
Seabulk Offshore de Mexico, S.A. de C.V.	Mexico
Svitzer Idku S.A.E	Egypt
Trailer Bridge, Inc.	Delaware
VA&E Trading LLP	United Kingdom